                    ECONOMIC DEVELOPMENT REVOLVING LOAN FUND
                             COMPANY LOAN AGREEMENT


     THIS COMPANY LOAN AGREEMENT is made as of June 20, 1996, between the INDUSTRIAL DEVELOPMENT AUTHORITY OF MECKLENBURG COUNTY, VIRGINIA, a political subdivision of the Commonwealth of Virginia, P. 0. Box 307, Boydton, Virginia 23917 (the "Authority") and SHERWOOD FOODS, INC., a North Carolina corporation, which has its principal place of business at 6110 Executive Boulevard, Suite 1080, Rockville, Maryland 20852, which is qualified to transact business in the Commonwealth of Virginia (the "Company"), and SHERWOOD BRANDS, INC., a North Carolina corporation, and UZIEL FRYDMAN, individually, jointly and severally, the "Guarantors."

     PREAMBLE:

     A. The Authority, established by ordinance of the County of Mecklenburg, Virginia under the Industrial Development and Revenue Bond Act, Chapter 33, Title 15.1 of the Code of Virginia, 1950, as amended (the "Act"), is authorized and empowered

     "...to borrow money and to accept contributions, grants and other financial assistance from ... the Commonwealth, of any political subdivision, agency, or public instrumentality of the Commonwealth, for or in aid of the construction, acquisition, ownership, maintenance or repair of the authority facilities, for the payment of principal of any bond of the authority, interest thereon, or other cost incident thereto, or in order to make loans in furtherance of the purposes of this chapter of such money, contributions, grants, and other financial assistance, and to this end the authority shall have the power to comply with such conditions and to execute such agreements, trust indentures, and other legal instruments as may be necessary, convenient or desirable and to agree to such terms and conditions as may be imposed."

                                  Page l of 26

     B. The Authority has received from The Virginia Small Business Financing Authority (the "VSBFA") a loan in the principal sum of Four Hundred Thousand Dollars ($400,000) from certain moneys allocated by the General Assembly of the Commonwealth of Virginia. The Authority will loan the $400,000 to the Company so that the Company may acquire certain machinery and equipment for its business.

     C. The Company has acquired, now owns, and intends to renovate, improve, and equip a manufacturing facility on approximately ten acres located at 807 South Main Street, in the Town of Chase City, Mecklenburg County, Virginia, shown on Exhibit A attached, to produce food products and confectionery (the "Project") which qualifies the plant as a manufacturing facility as described in the Act. The Company will create fifty (50) full-time jobs within a two-year period from the date of this Company Loan Agreement.

     D. The Authority will loan the $400,000 to the Company for a period of five years, amortized over a ten year period at an annual percentage rate of seven percent (7%) (the "Company Loan"). The Company Loan will be secured by a shared second lien security interest of equal dignity for a $250,000 loan (the "Lake Country Loan") previously made to the Company by Lake Country Development Corporation ("Lake Country") in accordance with the provisions of a Revolving Loan Fund Loan Agreement dated as of May 15, 1996, between the Company and Lake Country on the Project and the machinery and equipment being purchased in whole or in part with the proceeds of the Company Loan (the "Equipment"), as more fully described in Exhibit B. The Company Loan will also be guaranteed, jointly and severally, by Uziel Frydman (the "Individual Guarantor") and Sherwood Brands, Inc., a North Carolina corporation (the "Corporate Guarantor").

     The Authority is willing to fund the Company Loan upon the following terms and conditions:

     NOW, THEREFORE, in consideration of the benefits accruing to the public generally, and to the citizens of Mecklenburg County, Virginia, the Authority and the Company agree, each with the other, as follows:

                           ARTICLE I. THE COMPANY LOAN

Section 1.  TRANSFER OF FUNDS AND CLOSING DATE

     The Authority hereby agrees to transfer, set over, and loan to the Company on the Company Loan closing date, the sum of Four Hundred Thousand Dollars ($400,000), to be used to promote the health, welfare, safety and economic well-being and development of the citizens of the Commonwealth through the creation of fifty (50) full-time jobs by the Company.

Section 2.  CLOSING DATE TIMING

     It is understood that the Company Loan closing date shall be set as soon as possible and that VSBFA will be notified of such date one week prior to closing.

Section 3.  COMPANY LOAN TERMS

     The Company Loan, in the principal sum of $400,000 with interest at seven percent (7%) per annum, shall be amortized over a term of ten years, payable in fifty-nine (59) consecutive, equal monthly installments of principal and interest commencing thirty (30) days next after the date of this Company Loan Agreement and one final sixtieth (60th) payment on the fifth (5th) anniversary date of this Company Loan Agreement in the total of the then outstanding unpaid principal balance, accrued unpaid interest, and penalty, if any. The Authority shall apply all payments made by the Company first to interest and then to principal. All payments shall be made to the Authority at the following address:

                       Industrial Development Authority of
                          Mecklenburg County, Virginia
                      1294 Jefferson Street (P. 0. Box 307)
                             Boydton, Virginia 23917

     The repayment schedule for the Company Loan is shown on the attached Loan Repayment Table (Exhibit C). The Company Loan shall be evidenced by a promissory note in the principal amount of $400,000 duly executed by the Company and substantially in the form attached hereto as Exhibit D (the "Promissory Note"). The Company Loan shall be secured by a shared second lien security interest of equal dignity with Lake Country for the debt of the Company to Lake Country evidenced by its Promissory Note of May 15, 1996, in the principal sum of $250,000 with interest in the Project and Equipment. The Company Loan will also be guaranteed, jointly and severally, by Uziel Frydman (the Individual Guarantor) and Sherwood Brands, Inc. (the Corporate Guarantor). The Authority will not make the Company Loan unless and until the Company provides the Authority with evidence that said security has been delivered and recorded as required by local law on or before the closing date.

     The Company shall have the right without premium or penalty to prepay the Promissory Note, in whole or in part, at any time and from time to time, provided that all accrued interest and penalty, if any, is paid at the time the Promissory Note is paid in full.

Section 4.   MACHINERY, EQUIPMENT AND REAL ESTATE DESCRIPTION/SECURITY INTEREST

     The Company shall provide a description of the Equipment on Exhibit B.

     The Company hereby grants to the Authority a security interest in the Equipment, together with all additions thereto and all replacement parts and substitutions therefor, and all proceeds of the Equipment. The security interest in the Equipment and parts and substitutions therefor and proceeds therefrom is to secure payment of the Promissory Note, the interest thereon, and any other sums payable by the Company under this Company Loan Agreement.

     Financing statements with respect to the Equipment and meeting the requirements of the Uniform Commercial Code of Virginia shall be filed by the Company in the Uniform Commercial Code Division of the State Corporation Commission of Virginia and in the Clerk's Office of the Circuit Court of Mecklenburg County, Virginia. The Company shall file updated financing statements or continuation statements whenever deemed advisable by the Authority or VSBFA.

Section 5.  LOAN FEES/SERVICING FEES

     The Company shall pay the fees of the Authority and its counsel in connection with making the Company Loan or enforcing or interpreting this Company Loan Agreement or the Promissory Note.

Section 6.  LOAN ASSUMPTION

     The Company Loan may not be assumed or otherwise transferred by the Company to another party without the written approval of the Authority and VSBFA.

Section 7.  DISBURSEMENT OF FUNDS

     The Authority shall disburse the Company Loan proceeds to the Company upon delivery to the Authority of invoices, purchase orders or other evidence that payment is due or has been made by the Company for the purchase of the Equipment.

                    ARTICLE II. REPRESENTATION AND WARRANTIES

Section 1.  DULY ORGANIZED

     Prior to making the Company Loan, the Company shall provide to the Authority evidence that the Company (A) is a corporation duly organized, validly existing and in good standing under the laws of the State, (B) is duly qualified to transact business in the Commonwealth of Virginia and (C) has corporate power to enter into this Company Loan Agreement and the Promissory Note.

Section 2.  DULY AUTHORIZED

     Prior to making the Company Loan, the Company shall provide to the Authority an opinion of legal counsel to the Company that the execution and delivery of the Financing Documents, as hereinafter defined, and all other instruments by the Company have been duly authorized by all necessary corporate action and if applicable, action of the governing body of the Company, and will not violate any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to the Company or any provision of the Company's Certificate of Incorporation or By Laws or, as applicable, other governing rules, or result in a breach of, or constitute a default under, any loan agreement between the Company and Central Fidelity National Bank pertaining to a $935,000 loan (the "CFB Loan").

Section 3.  LEGALLY BINDING INSTRUMENTS

     Prior to making the Company Loan, the Company shall provide to the Authority an opinion of legal counsel to the Company that the Company Loan Agreement and the Promissory Note each constitute the legal, valid and binding obligation of the Company in accordance with its terms, subject to customary exceptions. Further, the opinion shall provide that the security interest in the Equipment constitutes a legal, valid, and binding lien free and clear of all prior liens and encumbrances, with the exception of the lien securing the CFB Loan and the Lake Country Loan.

Section 4.  NO LEGAL SUITS

     Prior to making the Company Loan, the Company shall provide to the Authority an opinion of legal counsel to the Company (which opinion may rely on information provided by a search firm) or other evidence satisfactory to the Authority that there are no legal actions, suits, or proceedings pending in the Circuit Court of Mecklenburg County or, to the knowledge of the Company or its counsel, threatened against the Company before any court or administrative agency, which, if determined adversely to the Company, would have a material adverse effect on the financial condition or business of the Company.

Section 5.  ELIGIBLE TO RECEIVE FEDERAL FUNDING

     Prior to making the Company Loan, the Company shall certify to the Authority that it has not been disbarred, suspended, or otherwise excluded from receiving federal financial assistance.

Section 6.  PAYMENT OF TAXES

     Prior to making the Company Loan, the Company will certify to the Authority that it has paid all taxes due and payable to the Internal Revenue Service and the Commonwealth of Virginia as of the closing date of the Company Loan.

Section 7.  NOT LOCATED IN FLOODPLAIN

     Prior to making the Company Loan, the Company shall certify to the Authority that the real estate, either securing the Company Loan or containing assets that secure the Company Loan, is not located in a floodplain.

Section 8.  NO ADVERSE CHANGE

     Prior to making the Company Loan, the Company shall certify to the Authority that there has been no adverse change since the date of the Company Loan application in the financial condition, organization, operation, business prospects, fixed properties, or personnel of the Company or Sherwood Brands, Inc.; and no adverse or material change in the financial condition of the Individual or Corporate Guarantor.

Section 9.  EQUIPMENT

     Upon the distribution of the proceeds of the Company Loan to the Company, the Company will own the Equipment. The Equipment will be located at the Company's plant at 807 South Main Street in the Town of Chase City, Mecklenburg County, Virginia 23924.

                       ARTICLE III. CONDITIONS OF LENDING

     In addition to the opinions and certifications required in Article II, the Authority shall require the following documentation as conditions to making the Company Loan:

Section 1.  EXECUTION AND DELIVERY OF FINANCING DOCUMENTS

     Prior to making the Company Loan, the Company shall have executed and delivered to the Authority or shall have caused to be executed and delivered to the Authority the following documents (together, the "Financing Documents") in form satisfactory to the Authority, its legal counsel and VSBFA.

          --this Company Loan Agreement;

          --the Promissory Note, including the Unconditional Guaranties appended thereto;

          --The Subordinate, Second Deed of Trust and Security Agreement dated as of June 20, 1996, from the Company as Grantor to E. Warren Matthews, Trustee, in which the Authority and Lake Country Development Corporation are the beneficiaries to secure equally and proportionately the Lake Country Note in the original principal amount of $250,000 and the Authority Note in the original principal amount of $400,000 dated May 15, 1996, and June 20, 1996, respectively, together with evidence that said deed of trust has been recorded in the Clerk's Office of the Circuit Court of Mecklenburg County, Virginia; and

          --the Financing Statements, together with evidence that they have been recorded with the Uniform Commercial Code Division of the State Corporation Commission of Virginia and the Clerk's Office of the Circuit Court of the County of Mecklenburg, Virginia.

Section 2.  OTHER DOCUMENTATION

     Prior to making the Company Loan, the Company shall provide the Authority with:

          (A) evidence that the Equipment is free and clear of all prior liens and encumbrances, except as noted in Article II, Section 3;

          (B) evidence verifying the purchase of the Equipment and machinery at a cost of at least $950,000;

          (C) a certificate of insurance coverage showing that the Company has complied with the provisions set forth in Article IV, Section 3;

          (D) a copy of a resolution adopted by its Board of Directors authorizing the Company Loan and the execution of the Financing Documents by the Company;

          (E) written verification that the Company has made an equity contribution to the cost of the Project in an amount of at least $300,000 and a written certification that the Company will make an additional equity contribution in the amount of at least $300,000 to the cost of the Project including improvements to real property of at least $200,000 on or before August 30, 1996;

          (F) written verification of a $250,000 loan from Lake Country to fund a portion of the acquisition of real estate, fixtures, and equipment and written verification of a commitment from Central Fidelity National Bank to issue, on behalf of the Company, a "Letter of Credit" in an amount up to $939,000 to provide credit enhancement and support to an issue of tax-exempt bonds by the Authority to fund a portion of the cost of the Project; and

          (G) a certification from the Company that the conditions precedent to making the Company Loan have been duly satisfied as of the closing date.

                ARTICLE IV. AFFIRMATIVE COVENANTS OF THE COMPANY

     The Company makes the following covenants, which shall be in effect from the closing date until the Promissory Note has been paid in full with interest, unless VSBFA or its assigns shall otherwise consent in writing:

Section 1.  LOAN PAYMENT

     The Company hereby agrees and promises to pay punctually the principal and interest on the Promissory Note according to the terms and conditions stated therein and under any of the Financing Documents.

Section 2.  PAYMENT OF OTHER INDEBTEDNESS

     The Company hereby agrees to pay punctually the principal and interest due on any other indebtedness now or hereafter at any time owed by the Company to the Authority or any other lender.

Section 3.  MAINTAIN AND INSURE PROPERTY

     The Company hereby agrees at all times to maintain the Equipment in such condition and repair that the Authority's security interest will be adequately protected. The Company also hereby agrees to maintain during the term of the Company Loan adequate liability and hazard insurance policies to protect the Equipment with proper endorsements protecting the Authority as its interest may appear. Further, the Company hereby agrees to provide evidence of such policies to the Authority on an annual basis. Any policies must be issued by companies licensed in Virginia and shall contain acceptable mortgagee/loss payee clauses in favor of the Authority.

Section 4.  PAY ALL TAXES

     The Company hereby agrees to pay promptly and discharge all taxes, assessments, and governmental charges upon it or against its properties, except that the Company shall not be required to pay any such tax, assessment or governmental charge which is being contested by it in good faith and by appropriate proceedings.

Section 5.  RIGHT TO INSPECTION

     The Company hereby agrees to grant the duly authorized representatives of the Authority and VSBFA, until the Company Loan has been fully repaid with interest, the right at all reasonable hours to inspect the Equipment, and the Company further hereby agrees to provide the duly authorized representatives of the Authority and VSBFA free access to the Company's premises for the purpose of such inspection to determine the condition of the Equipment.

Section 6.  PROVIDE FINANCIAL INFORMATION

     During the first two years of the Company Loan, the Company hereby agrees to deliver to the Authority and VSBFA a quarterly financial statement, certified by an authorized officer of the Company, to be a true and accurate copy. Quarterly statements shall be delivered to the Authority and VSBFA within sixty (60) days of the close of each quarterly accounting period.

     The Company further agrees that, during the entire term of the Company Loan, it will deliver to the Authority and VSBFA, annual reviewed financial statements, within ninety (90) days of the close of the annual financial period, prepared by an independent public accountant and certified by an authorized officer of the Company to be true and accurate copies. At the request of VSBFA, such annual financial statements must be audited, rather than reviewed.

     The Company further agrees to provide copies annually or when otherwise requested of the corporate financial statements of Sherwood Brands, Inc. and the personal and corporate financial statements of the Individual and Corporate Guarantors.

Section 7.  REPORTING OF JOBS CREATED AND RETAINED

     The Company shall provide information on a quarterly basis concerning the number of full-time jobs created for the first two years of the Company Loan.

Section 8.  NOTIFICATION OF PUBLIC HEARING

     The Company hereby agrees to provide written notice to the Authority of any public hearing or meeting before any administrative or other public agency which may, in any manner, affect the Equipment.

Section 9.  NULL AND VOID COVENANTS

     The Company hereby agrees that in the event that any provision of this Company Loan Agreement or any other Financing Document or instrument executed at closing or the application thereof to any person or circumstances shall be declared null and void, invalid, or held for any reason to be unenforceable by a court of competent jurisdiction, the remainder of this Company Loan Agreement or other Financing Document or instrument shall nevertheless remain in full force and effect, and to this end, the provisions of all covenants, conditions, and agreements described herein and therein shall be deemed separate and independent.

Section 10.  NOTICE OF DEFAULT

     The Company hereby agrees to give written notice to the Authority and VSBFA of any event, within ten (10) days of the event, which shall constitute an Event or Default under this Company Loan Agreement as described in Article VI herein, or that would, with notice or lapse of time or both, constitute an Event or Default under this Company Loan Agreement.

Section 11.  INDEMNIFICATION

     The Company hereby agrees to indemnify and save the Authority, its directors, officers, agents, employees, or their assigns harmless against any and all liability and cost of whatever nature, including, but not limited to, attorneys' fees, with respect to, or resulting from, any action, breach or default under any of the Financing Documents. This is a covenant of first payment and defense, not merely of surety or reimbursement.

Section 12.  EXPENSES OF COLLECTION OR ENFORCEMENT

     The Company hereby agrees, if at any time the Company shall default on any provision of this Company Loan Agreement, to pay the Authority or its assigns, in addition to any other amounts that may be due from the Company, an amount equal to the costs and expenses of collection, enforcement or correction or waiver of default including but not limited to attorneys' fees.

Section 13.  ELIGIBLE LENDING AREA

     The Company hereby agrees to maintain its operations within the Chase City, Mecklenburg County area. In the event that operations are moved out of Mecklenburg County, the outstanding balance of the Company Loan will be immediately due and payable.

Section 14.  COMPLIANCE WITH FEDERAL CIVIL RIGHTS REQUIREMENTS

     The Company agrees to comply with all federal civil rights requirements that hold that no person shall on the grounds of race, color, national origin, sex, handicap, or age be excluded from participating in, be denied the benefits of, or be otherwise subjected to discrimination under, any activity for which this federal financial assistance has been extended. The Company further agrees to provide any information requested by the VSBFA and/or the Authority to insure the Company's compliance with civil rights laws.

Section 15.  CERTIFICATION OF NONRELOCATION

     The Company certifies that it will not transfer one or more jobs from one commuting area to another either by closing an operation in one commuting area and opening a new operation within a new commuting area or curtailing its employment in one commuting area and increasing the number of jobs in another commuting area as a result of this Loan.

Section 16.  ENVIRONMENTAL REQUIREMENTS

     The Company agrees to indemnify and hold the Economic Development Administration, the VSBFA, and the Authority harmless from and against all liabilities that might be incurred as a result of providing an award to assist, directly or indirectly, in the preparation of site construction, renovation, or repair of any facility or site, if applicable, to the extent that such liabilities are incurred because of ground water, surface, soil, or other conditions caused by operations of the Company or any of its predecessors on the property.

     The Company further agrees to provide a Phase I environmental audit of the real estate held as collateral acceptable to the VSBFA and agrees to comply with applicable laws and statutes including, but not limited to, those listed in Exhibit E.

Section 17.  NOTICE OF DEBARMENT

     The Company agrees to notify the Parties immediately upon notification that it has been debarred, suspended, or otherwise excluded from receiving federal financial assistance.

Section 18.  APPOINTMENT OF PROCESS AGENT.

     Sherwood Brands, Inc., a North Carolina corporation (the Corporate Guarantor), whose address is 6110 Executive Boulevard, Suite 1080, Rockville, Maryland 20852, is not registered for business in the Commonwealth of Virginia. The Individual Guarantor, Urziel Frydman, whose address is 6110 Executive Boulevard, Suite 1080, Rockville, Maryland 20852, is a nonresident of the Commonwealth of Virginia. Therefore, they and each of them irrevocably appoint Anat Schwartz as their agent to accept legal service of process in their name and on their behalf. If the Authority is unable to obtain prompt legal service upon a Guarantor at the address shown for such Guarantor herein or through the designated agent, each Guarantor, jointly and severally, irrevocably appoints the Secretary of the Commonwealth of Virginia as each Guarantor's agent for the acceptance of substituted service of process upon each Guarantor and it is understood and agreed that each Guarantor hereby submits to the in personam jurisdiction of the Circuit Court of Mecklenburg County, Virginia, (upon compliance with the procedural laws and rules of the Commonwealth of Virginia) wherein any action may be brought by the Authority, its successors or assigns, arising out of, resulting from, or incident to the Promissory Note, Unconditional Guaranty, and the Company Loan Agreement.

     This appointment shall survive satisfaction of the Company Loan Agreement and payment of all indebtedness evidenced by the Promissory Note and all other incidents of this transaction.

                    ARTICLE V. NEGATIVE COVENANTS OF THE COMPANY

     The Company hereby covenants and agrees that from the date hereof until payment in full of the Promissory Note, the Company shall not (A) enter into any agreement or other commitment the performance of which would constitute a breach of any of the covenants contained in this Company Loan Agreement including but not limited to, any agreement or commitment which would cause an encumbrance of or create a lien against the Equipment; (B) sell, convey, lease, assign, pledge, transfer or otherwise dispose of the Equipment without prior written consent of the Authority and VSBFA; (C) change 50% or more of the ownership of the Company without the prior written consent of the Authority and VSBFA; or (D) change its name or the location of the Equipment without prior written notice to the Authority and VSBFA. The Company further covenants and agrees that it will notify the Authority and VSBFA of any change in ownership of the Company.

                          ARTICLE VI. EVENTS OF DEFAULT

Section 1.  EVENTS OF DEFAULT

     Each of the following is an "Event of Default" under this Company Loan
Agreement:

A. NONPAYMENT OF COMPANY LOAN

     Failure by the Company to make payment of any installment of principal on the Promissory Note, or interest accrued thereon within ten (10) days after the date such payment is due.

B. NONPAYMENT ON OTHER INDEBTEDNESS

     Failure by the Company to make payment of any installment of principal or interest on any other indebtedness of the Company within thirty (30) days of the date of such payment is due.

C. INCORRECT REPRESENTATION OR WARRANTY

     Any material inaccuracy in any representation or warranty contained in, or made in connection with the execution and delivery of the Financing Documents or in any certificate or instrument furnished pursuant thereto.

D. DEFAULT IN COVENANTS

     Any material default by the Company in the performance of any other term, covenant, or agreement contained in the Financing Documents which continues without remedy for thirty (30) days after either (i) it becomes known to an executive officer of the Company or (ii) written notice thereof has been given to the Company by the Authority or VSBFA.

     Any material default by Sherwood Brands, Inc., or the Individual Guarantor in the performance of any other term, covenant, or agreement contained in the Financing Documents which continues without remedy for thirty (30) days after either (i) it becomes known to such person or an executive officer of Sherwood Brands, Inc., or (ii) written notice thereof has been given to such person or Sherwood Brands, Inc. by the Authority or VSBFA.

E. DEFAULT IN JOB CREATION

     Failure by the Company to create fifty (50) full-time jobs within a two-year period from the closing date of the Company Loan, except to the extent that such failure is attributed to adverse economic conditions.

F. OTHER DEFAULTS

     (1) There is instituted by or against the Company any proceedings for an order for relief, or if the Company consents to an order for relief against it, or if the Company files a petition or answer or consent seeking reorganization, arrangement, adjustment, composition or relief, under the federal bankruptcy laws or any other similar applicable federal or state law, or if the Company consents to the appointment of a receiver, liquidator, custodian, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or if the Company makes an assignment for the `benefit of creditors or admits in writing its inability to pay its debts generally as they become due; (2) unpaid final judgments have been entered against the Company exceeding $10,000 that are not fully covered by liability insurance; and (3) any lawsuit has been instituted affecting the Company or its corporate principals which may affect the Company's ability to make payments on the Promissory Note as and when due or affect a substantial portion of the Equipment.

Section 2.  EFFECT OF EVENT OF DEFAULT

     Upon the occurrence of an Event of Default, whether voluntarily or involuntarily, or, without limitation, brought about by operation of law or pursuant to or in compliance with any judgment, decree or order or any court order or any order, rule, or regulation of any administrative or governmental body, the entire unpaid principal of the Promissory Note, and the interest then accrued thereon, shall become immediately due and payable upon the written demand of the Authority or its assigns. The Authority may take any other action or pursue any other remedy permitted by law, including taking possession of the Equipment and exercising any other remedies authorized by the Uniform Commercial Code of Virginia. If requested by the Authority, the Company shall assemble the Equipment and make it available to the Authority at a place designated by the Authority which is reasonably convenient to the Authority and the Company.

     If a default in payment under the Promissory Note remains without remedy for more than thirty (30) days, the Authority shall notify VSBFA of the default and shall take whatever reasonable actions are necessary, including legal action, to secure payment of the Promissory Note. The Authority shall document all actions taken in regard to correcting the default and shall provide documentation to VSBFA. The VSBFA will pay the reasonable fees and expenses of any actions or remedies pursued by the Authority or its directors, officers, employees or agents upon a default by the Company. The moneys received from any action taken upon an Event of Default shall first be applied to the payment of the reasonable fees and expenses incurred by the Authority and VSBFA or their directors, officers, employees or agents in the collection of such moneys, then shall be applied to the payment of the Promissory Note.

                           ARTICLE VII. MISCELLANEOUS

Section 1. NO INDIVIDUAL LIABILITY OF OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS
           OF THE AUTHORITY

     No covenant, agreement or obligation in this Company Loan Agreement or in the other Financing Documents or instruments in connection with this Company Loan Agreement shall be deemed to be a covenant, agreement or obligation of any present or future director, officer, employee or agent of the Authority in his or her individual capacity, and neither the directors of the Authority nor any officer thereof executing this Company Loan Agreement or any

Financing Documents or any other instruments pertaining to it shall be liable personally or be subject to any personal liability or accountability by reason of the issuance thereof. No director, officer, employee or agent or advisor of the Authority including any successor or assignee of any of the foregoing shall incur any personal liability with respect to any other action taken by him or her pursuant to this Company Loan Agreement or the Act provided he or she does not act in good faith.

     Upon request, VSBFA will submit to the Authority written instructions regarding any actions to be taken or not to be taken under its Loan Agreement or this Company Loan Agreement. Notwithstanding anything in this Company Loan Agreement to the contrary, neither the Authority nor any present or future director, officer, employee, agent, or advisor of the Authority shall incur any liability or be personally responsible for any action taken or not taken under its Loan Agreement or this Company Loan Agreement in the furtherance of remedies or other activities previously discussed with VSBFA or contained in written instructions from VSBFA, whether or not the specific action taken or not taken was specifically discussed with VSBFA or contained in written instructions from VSBFA and whether or not such action is deemed to have been taken or not taken in bad faith.

     WITNESS the execution of these presents as of the date and year first above written and duly authorized as required by applicable law.

                                         INDUSTRIAL DEVELOPMENT AUTHORITY
                                         OF MECKLENBURG COUNTY, VIRGINIA

                                         BY /s/ Blaine G. Lenhart
                                            ----------------------------------
                                            Blaine G. Lenhart, Vice Chairman

ATTEST:

BY  /s/ Polly C. Johnson
-----------------------------------
Polly C. Johnson, Secretary

(SEAL)


     IN WITNESS WHEREOF Sherwood Foods, Inc., a North Carolina corporation, causes this Economic Development Revolving Loan Fund Company Loan Agreement dated as of June 20, 1996, to be executed in its behalf by Anat Schwartz, Vice President, attested by Anat Schwartz, Secretary, pursuant to authority of its Board of Directors by resolution duly adopted as its corporate act and deed as of the date and year first above written.

                                             SHERWOOD FOODS, INC., a North
                                             Carolina corporation


                                              By   /s/  Anat Schwartz
                                                   -----------------------------
                                                   Anat Schwartz, Vice President

ATTEST:

/s/  Anat Schwartz
-----------------------------
Anat Schwartz, Secretary

(SEAL)

                                             THE GUARANTORS:

                                             SHERWOOD FOODS, INC., a North
                                             Carolina corporation


                                              By   /s/  Anat Schwartz
                                                   -----------------------------
                                                   Anat Schwartz, Vice President

ATTEST:

/s/  Anat Schwartz
-----------------------------
Anat Schwartz, Secretary

(SEAL)

                                              /s/ Uziel Frydman
                                              --------------------------- (SEAL)
                                              Uziel Frydman


Exhibit A -- Description of Property
Exhibit B -- Description of Equipment
Exhibit C -- Loan Repayment Table
Exhibit D -- Form of Promissory Note
Exhibit E -- Environmental Laws and Statutes


COMMONWEALTH OF VIRGINIA
COUNTY OF MECKLENBURG

     I, Sarah H. Terman, a Notary Public in and for the County and State aforesaid, do hereby certify that Blaine G. Lenhart, Vice Chairman, and Polly C. Johnson, Secretary, of the Industrial Development Authority of Mecklenburg County, Virginia, whose names are signed to the foregoing Company Loan Agreement made as of June 20, 1996, have this day personally appeared before me and acknowledge the execution thereof in my County and State aforesaid.

     Given under my hand this 20th day of June, 1996.

     My commission expires: April 30, 1998


                                                            Sarah H. Terman
                                                       -------------------------
                                                             Notary Public

COMMONWEALTH OF VIRGINIA
COUNTY OF MECKLENBURG

     I, Sarah H. Terman, a Notary Public in and for the County and State aforesaid certify that Anat Schwartz personally came before me this day and acknowledged that she is Secretary of Sherwood Foods, Inc., a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by Anat Schwartz as Vice President, sealed with its corporate seal and attested by Anat Schwartz, as its Secretary.

     Witness my hand and official seal this 20th day of June, 1996

     My commission expires: April 30, 1998


                                                            Sarah H. Terman
                                                       -------------------------
                                                             Notary Public


COMMONWEALTH OF VIRGINIA
COUNTY OF MECKLENBURG

     I, Sarah H. Terman, a Notary Public in and for the County and State aforesaid certify that Anat Schwartz personally came before me this day and acknowledged that she is Secretary of Sherwood Brands, Inc., a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by Anat Schwartz as Vice President, sealed with its corporate seal and attested by Anat Schwartz, as its Secretary.

     Witness my hand and official seal this 20th day of June, 1996

     My commission expires: April 30, 1998


                                                            Sarah H. Terman
                                                       -------------------------
                                                             Notary Public

COMMONWEALTH OF VIRGINIA
COUNTY OF MECKLENBURG

     I, Sarah H. Terman, a Notary Public in and for the County and State aforesaid, do hereby certify that Uziel Frydman whose name is signed to the foregoing Company Loan Agreement made as of June 20, 1996, has this day personally appeared before me and acknowledge the execution thereof in my County and State aforesaid.

     Given under my hand this 20th day of June, 1996.

     My commission expires: April 30, 1998


                                                            Sarah H. Terman
                                                       -------------------------
                                                             Notary Public

     THIS DEED, made this 17th day of April, 1996 by and between HAMPCO
APPAREL, INC. a Maryland Corporation, formerly known as Standard Garments, Inc., party of the first part (Grantor), and SHERWOOD FOODS, INC. a North Carolina Corporation, of 6110 Executive Boulevard, Suite 1080, Rockville, Maryland 20852, party of the second part (Grantee),

                               W I T N E S S E T H

     That for and in consideration of the sum of TEN ($10.00) DOLLARS and other legal and valuable considerations in hand paid the Grantor by the Grantee, at and before the signing, sealing and delivery of this deed, the receipt of which is hereby acknowledged, the Grantor does, by these presents, bargain, sell, grant and convey unto SHERWOOD FOODS, INC., a North Carolina Corporation with GENERAL WARRANTY and ENGLISH COVENANTS OF TITLE, all of the following described real estate, to wit;

     All that certain tract or parcel of land located in the Town of Chase City, Mecklenburg County, Virginia, containing TEN AND 00/100 (10.00) ACRES, more or less, as shown on a survey prepared by Crutchfield & Associates, Inc., dated April 11, 1996. Said survey is recorded in New Plat Book 8, page 277 and reference is made thereto for a more complete description of the said
     10.00 acres and the metes and bounds description thereon is by reference incorporated herein. Said property is bounded on the North by lands of Parker Oil Company; on the East by lands of John D. and Jean S. Farmer; on the South by lands of Okla W. Talbert; and, on the West by Virginia State Route 92.